UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2018

MEDICAL INNOVATION HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, GA 30097

(Address of Principal Executive Offices)

(866) 883-3793

(Registrant's Telephone Number, Including Area Code)

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 – Entry into a Material Definitive Agreement

Settlement Agreement and Release

On November 8, 2018, a Settlement Agreement and Release (“Settlement Agreement”) was entered into by and between Medical Innovation Holdings, Inc. f/k/a Medina International Holdings, Inc. (“Company”) and Madhava Rao Mankal, Daniel Medina and Harbor Guard Boats, Inc. (“collectively the “Second Parties”). Certain administrative issues were not resolved until on or about November 27, 2018.

The Agreement provides that Second Parties shall repossess and retain the 30 Shares of Series A Preferred Stock which were the subject of the April 29, 2016 Share Purchase Agreement which was alleged to be breached by the purchasers (collectively) due to their failure to pay certain WGCH LLC bills which resulted in a judgment against the Second Parties and the Company. The Agreement further provides for the issuance of 20 additional Series A Preferred Shares to the second parties, in consideration for the common shares which were returned to treasury by the second parties, due to the inducements in the Share Purchase Agreement referenced above, which inducements were never performed under the Share Purchase Agreement. Due to administrative delays, the stock was not issued until December 21, 2018.

The Settlement Agreement, when performed under the full terms and covenants thereof, compromises, settles and otherwise resolves all claims, as to any unresolved issues between Second Parties and the Company and Medhold Joint Venture (and its principals) in their undertakings in the Share Acquisition and Purchase Agreement dated April 29, 2016.

A copy of the Settlement Agreement and Release is attached hereto as Exhibit 10.1.

Assumption Agreement

Pursuant to the Settlement Agreement and Release referenced in the paragraphs above, an Assumption Agreement (“Assumption Agreement’) was entered into by and between Medical Innovation Holdings, Inc. (“MIHI”) and Daniel Medina, Harbor Guard Boats, Inc. and Rao Mankal (“Second Parties”).

The Assumption Agreement supplements the Settlement Agreement as to the claims and potential claims between the parties relating to WGCH, LLC judgment debt arising from or relating to the Share Purchase Agreement dated April 29, 2016. In order to induce Second Parties to accept the Settlement Agreement mentioned above, MIHI has agreed to indemnify Second Parties for 100% of the outstanding judgment of WGCH, LLC against Second Parties, including legal fees and costs and Second Parties, as consideration, have been induced to agree and have agreed to entered into a concurrent Settlement Agreement.

A copy of the Assumption Agreement is attached hereto as Exhibit 10.2.

As a result of the Settlement Agreement and Release discussed above, the Company agreed to enter into a Plan and Agreement for Reorganization which will result in a change in the ownership structure to the Company whereby at least two new businesses will be brought into the Company. The Company will contribute one business each to two new subsidiaries, which, as soon as possible, the Company shall cause to be spun off, approved and implemented within 60 days, such spin off to be completed within 120 days from November 8, 2018 (unless extended automatically due to regulatory delays), in which the first spin off subsidiary (Sub “A”) shall assume and agree to pay the convertible debt of Seshadri in the amount of approximately $100,000 with accrued interest. When the first subsidiary, Sub A, is legally spun off with all regulatory approvals for trading, Second Parties agree that they shall transfer the 50 shares of the Series A Preferred Stock of the Company to the Company by Stock Powers duly executed. The Plan and Agreement for Reorganization has not been completed and is subject to negotiations at the date hereof

The Company also agreed that under the Plan and Agreement for Reorganization referenced above, the Company shall cause to be spun off a second subsidiary (Sub “B”) for the second business contributed by the Second Parties approved and implemented within 60 days, such spin off to be completed within 120 days from November 8, 2018

1

(unless extended automatically due to regulatory delays), which subsidiary shall assume and agree to pay the debt to Syndicated Equity, Inc. in the approximate amount of $325,000, and the unpaid accrued legal fees to date of approximately $82,000.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Per the Settlement Agreement and Release reported in Item 1.01 above, the Company approved the issuance of 20 shares of Series “A” Convertible Preferred Stock (Super Majority Voting) to Second Parties designee. Due to administrative delays, the stock was not issued until December 21, 2018.

The Company relied on the exemption from registration provided under Section 4(a)5 as the transactions did not involve any public offering of securities, therefore being exempt from Registration under the Securities Act of 1933.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

As a result of the Settlement Agreement, the Second Parties, Daniel Medina and Madhava Rao Mankal, now own 50 shares of Series A Preferred Stock of the Company, for which the Designation of Rights and Privileges provides that each share of Series A Preferred stock votes the equivalent of 1% of the fully diluted common stock, effectively bestowing voting control – 51% - of the common stock of the Company Registrant) to the Second Parties, which when combined with the small amount of shares of common stock owned by the second parties, gives them voting control of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Settlement Agreement and Release dated November 8, 2018
10.2	Assumption Agreement dated November 8, 2018

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Innovation Holdings, Inc.

By:

_/s/ Arturo Sanchez___________________

Arturo Sanchez

Title: CEO

Date: December 24, 2018

3